UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/13

Item 1.  Reports to Stockholders.

Annual Report

June 30, 2013

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Power Income Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our third annual letter to shareholders.

The Power Income Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective.  The F und seeks equity-like returns and seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index).  During the period from June 30, 2012 to the period end ed June 30, 2013 , the Power Income Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period June 30, 2012 thr ough June 30, 2013 and Year to Date thru June 30, 2013

	6/30/12-6/30/13	12/31/12-6/30/13
Power Income Fund Class I	5.83%	2.06%
Power Income Fund Class A	5.57%	1.85%
Power Income Fund Class A with Load	0.33%	-3.27%
Barclays Capital U.S. Aggregate Bond Index	-0.69%	-2.44%
Merrill Lynch U.S. High Yield Master II Index	9.57%	1.50%

The Power Income Fund employs a “Tactical” approach to investing.  The F und generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments.  The system indicates whether it is time to be invested in the high yield asset class or money markets.  The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns.  In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the F und to a market neutral position.

The capital markets in the 3rd quarter of 2012 saw a return to the “risk on trade.”  Investors for the time being overcame concerns over a global economic slowdown.  The prior quarter saw evidence mounting of a global slowdown stemming from the ongoing financial crisis in the Euro Zone and a deceleration of growth in China (particularly showing up in global manufacturing data).  As a result, global central banks once again came to the rescue.  Here domestically, Ben Bernanke and the Fed offered up a new round of quantitative easing.  Only this time they left the bond buying stimulus potential open-ended.  In addition, the ECB (European Central Bank) provided soothing liquidity expansion in their own form of monetary easing.  In turn, all of the major asset classes posted a strong quarter.  This provided some tailwind for the Power Income Fund which had a strong quarter.  The Power Income Fund began the 3rd quarter of 2012 shifting into a more bullish stance.  During the month of July , 2012 the F und added to its high yield exposure by reducing cash.  In addition, the F und added a position in a total return bond fund in an attempt to help reduce volatility in the portfolio.  The market during the quarter began to see signs of a shift in sentiment from rate exposure to credit exposure in the fixed income asset classes.  At the end of the quarter as there were signs of overextension and volatility picked up management reduced the overall high yield exposure and increased cash in order to try and preserve principal.

The 4th quarter of 2012 brought back more volatility largely due to Washington’s jawboning and standstill over the “Fiscal Cliff.”  The capital markets offered up mixed signals for the quarter as the stock market as measured by the S&P 500 index was down -0.47% for the quarter.  Meanwhile the treasury market saw a pull back as well with most maturities offering returns of - 0 ..20% to -1.62%.  The corporate bond market had a better experience led by the high yield asset class which was up over 3%.  The quarter did bring some chop to both the equity markets and the high yield asset class.  In the end Wall Street rallied equities and the high yield asset class heading into the end of the year despite the ineptitude of Congress.  Once again, Congress kicked the can down the road to be dealt with in the coming months.  During the quarter the Fed and their peer global central banks continued to provide accommodation in the form of bond buying programs and other stimuli to maintain low interest rates to help re-ignite the global economy.

The Power Income Fund began the 4th quarter of 2012 in a bullish stance.  However, the F und did initially carry some cash holdings.  During the first month of the quarter the F und reduced its cash position from about 9% to about 3% as the high yield trend remained positive.  The F und added long positions to total return bond funds and added to the high yield exposure by utilizing high yield ETFs.  The total return bond fund positions were being utilized to buffer the event driven volatility while offering yield and a higher quality allocation.  In addition, the F und took a position in a floating rate fund.  Management believes the floating rate position would help reduce the volatility to the F und as interest rates had been showing signs of shifting. The floating rate asset class offer ed relatively high yields to the high yield asset class but in addition st ood higher on the corporate structure in the event of potential default activity.  The month of October offered divergence for the high yield asset class from both the equity market and treasury fixed income markets both being down for the month.  During the month of November, the global capital markets and high yield asset class experienced a choppy pull back. Equity markets continued their slide until abruptly turning around in the month and the high yield asset class followed suit.  Due to the downside volatility we triggered moving a significant portion of the assets to cash around mid-month where the fund remained for the balance of the year in a defensive position.

Heading into the new year, globally the economy was still facing strong headwinds from the Eurozone with most of the southern peripheral countries in or near a recession.  In addition, there had been growing evidence of a housing bubble building in China.  Furthermore, geopolitical risks continue d to be revisited in areas such as North Korea and Iran.  Despite these on-going “walls of worry”, it was nice to see a relatively uneventful first quarter in 2013 after closing out the end of last year with a very tentative fiscal cliff debate.  The market experienced a benign domestic economic backdrop with employment showing some signs of gradual improvement and the housing market gaining further traction.  Bernanke and the Federal Reserve continue to provide an accommodative policy by not only maintaining a Fed Fund’s rate near zero but also in the form of quantitative easing.  The Fed has choreographed that they will continue on a path of purchasing treasuries and asset backed securities at a level of $85 billion per month until unemployment comes down to a reduced level of about 6.5% or inflation becomes an issue.  Even though the Fed ha d taken this rare action, the economy continued to muddle along at a 2% growth rate.  Therefore, these proactive measures have had a profound impact in creating historically low interest rates across most fixed income asset classes including high yields.

The Power Income Fund began the 1st quarter of 2013 in a defensive stance as the fiscal cliff was coming to a head.  During the course of January and particularly during the first half of the month the F und shifted back into a bullish stance.  During the month the F und reduced its cash position significantly down to less than 1% as the high yield trend remained positive.  The F und added long positions in a diversified pool of high yield bond funds.  In addition, due to concerns over increased risk to rising interest rates the F und took new positions in short duration high yield bond funds.  In addition, the F und added to the bank loan and floating rate segments of the market by purchasing a floating rate fund.   Management added the short duration high yield bond funds and the bank loan/floating rate exposure management believ ing the F und would be less volatile and be better positioned should rates move in an upward direction.  The month of January saw a shift away from defensive areas such as higher quality fixed income assets like treasuries and investment grade corporates in favor of risk assets such as equities and high yield bonds.  During the quarter the F und did slightly increase it s cash position to buffer volatility but ended the quarter nearly fully invested.

During the second quarter of 2013 the market once again saw a return to volatility.  Clearly, the Fed speak had caused concerns over the general direction of interest rates.  As interest rates are inversely related to bond prices, rate risk brought on more volatility to the bond asset classes in the second quarter. During May of this year , the global capital markets saw a divergence amongst equities and the fixed income asset classes over concerns of the possibility of the Fed tapering their bond asset purchases.  As equities continued to perform well rate risk took hold on the fixed income asset classes and the high yield asset class was not immune from the downside volatility. During the month, the F und increase d its cash position to about 35-40% due to technical indicators signaling a defensive move in a number of the high yield funds.  During the month of June, the trend continued for the capital markets in the fixed income asset classes and the equity markets joined the party to the downside.  As the high yield asset class continued its downtrend and our technical indicators signaled further weakness management shifted the overall assets 100% to cash by month’s end for the F und.

Overall the performance of the F und can largely be attributed to the dividends received from the underlying high yield funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure.  The largest high yield fund positions that were taken during the time period were the Pimco High Yield Fund (PHIYX) (20%) and the Ivy High Yield Fund (IVHIX) (10%).  There were in general three weak environments during the period referenced where the high yield asset class and the Power Income Fund’s underlying high yield holdings experienced some downside volatility.  As previously mentioned in such environments the Power Income Fund applied it’s sell discipline to each respective underlying fund and move d to a defensive position in cash or cash equivalents , utilize d hedging techniques in an attempt to mitigate downside risk.  The Power Income Fund I share and A share classes outperformed the primary benchmark being the Barclays Capital U.S. Aggregate Bond Index for both of the referenced periods as depicted in the table on page 1 of this letter.

Dividends and Distributions

In accordance with the F und ’ s policy and prospectus , the Power Income Fund made the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class I Share -PWRIX
Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/28/2012	0.0000	0.0000	0.1062	0.1062
12/26/2012	0.0000	0.0000	0.0239	0.0239
3/27/2013	0.0000	0.0000	0.0922	0.0922
6/27/2013	0.0000	0.0000	0.1527	0.1527

Power Income Fund Class A Share -PWRAX
Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/28/2012	0.0000	0.0000	0.0990	0.0990
12/26/2012	0.0000	0.0000	0.0176	0.0176
3/27/2013	0.0000	0.0000	0.0865	0.0865
6/27/2013	0.0000	0.0000	0.1485	0.1485

Market Outlook and Potential Power Income Fund Implications

W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions.  However, the firm does recognize the current economic environment we are in and can comment to the behavior of the high yield asset class in general.  High Yield bond funds often referred to as “Junk” bond funds trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times.  This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues.  As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

We continue to believe that we will be operating in the macro economic framework of a sluggish growth environment due to global austerity and de-leveraging measures being put in place.  With yields compressed to the degree they are , a large segment of the fixed income space is virtually non-existent from a yield perspective.  We believe that there are only a few games left in town in the fixed income asset class particularly high yield and floating rates that offer competitive yields.  However, as recent concerns over the Fed possibly tapering their asset purchases in the fixed income markets have surfaced, we believe that we could see a continuation of the volatility recently experienced in the fixed income asset classes as the market becomes fixated on the “Taper Talk.”

Although it is apparent that we are not in the early stages of the credit cycle like we were back in 2008-early 2009, we believe that we have further to go in this cycle.  The credit cycle following a recession typically lasts about 60 months.  Further, as has previously been mentioned the Fed has openly given guidance of a low interest rate policy into 2015 and possibly beyond.  Currently, high yield spreads are in the range of 5% and yields are in the range of 6%.  Being that default expectations at about 2% are less than half historical averages and that spreads are near historical average we still believe the asset class is attractive.   In addition, in 4 of the last 5 credit cycles spreads had tightened in the high yield asset class even after the Fed began to increase interest rates. As of the time of this report, we have recently re-allocated back in to the high yield asset class but remain cautious of future shocks to the fixed income markets over the timing of the change in the direction of Fed policy.

We want to thank you for your continued investment and vote of confidence in the Power Income Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund

Within the discussion above, the percentage shown next to specific securities are the percentages of the Fund represented by the security during the quarterly period ending on 4/30/2013.  As of June 30, the Fund does not hold positions in these funds.

The Standard and Poor’s 500 Index:  A commonly used benchmark index for large capitalization stocks.  The index is comprised of 500 large capitalization U.S. stocks and is administered by Standard and Poor’s.  You cannot invest in an index.

The Merrill Lynch U.S. High Yield Master II Index:  A commonly used benchmark index for high yield corporate bonds.  It is administered by Merrill Lynch.  The Master II is a measure of the broad high yield market.  You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index:  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.  You cannot invest in an index.

The historical performance of the Standard and Poor’s 500 Index, Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

2052-NLD-8/21/2013

Power Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ended June 30, 2013, compared to its benchmarks:

	One Year	Since Inception **
Power Income Fund - Class A	5.57%	3.28%
Power Income Fund - Class A with load	0.33%	1.39%
Power Income Fund - Class I	5.83%	3.52%
Barclays Capital U.S. Aggregate Bond Index***	(0.69)%	3.04%
Merrill Lynch U.S. High Yield Master II Index****	9.57%	9.18%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-779-7462

** Inception date is September 14, 2010.

***  The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

**** Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

Holdings By Sector	% of Net Assets
Money Market Funds	100.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	Power Income Fund
	PORTFOLIO OF INVESTMENTS
	June 30, 2013
Shares		Value

	SHORT-TERM INVESTMENTS - 100.0%
	MONEY MARKET FUNDS - 100.0%
49,286,014	BlackRock Cash Funds - Institutional - 0.13% *	$ 49,286,014
49,283,800	Dreyfus Treasury Prime Cash Management - Institutional - 0.00% *	49,283,800
92	Fidelity Institutional Money Market Funds - Government Portfolio - 0.01% *	92
52,841,404	Fidelity Institutional Money Market Funds - Money Market Portfolio - 0.08% *	52,841,404
49,283,800	HighMark US Government Money Market Fund - 0.00% *	49,283,800
49,283,800	STIT - Government & Agency Portfolio - 0.02% *	49,283,800

	TOTAL SHORT-TERM INVESTMENTS (Cost - $249,978,910)	249,978,910

	TOTAL INVESTMENTS - 100.0% (Cost - $249,978,910) (a)	$ 249,978,910
	OTHER ASSETS LESS LIABILITIES - 0.0%	21,479
	NET ASSETS - 100.0%	$ 250,000,389

(a) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $249,984,243 and differs from market value  by net unrealized appreciation/(depreciation) on securities as follows:

	Unrealized appreciation	$ -
	Unrealized depreciation	(5,333)
	Net unrealized depreciation	$ (5,333)

* Money market fund; interest rate reflects effective yield on June 30, 2013.

See accompanying notes to financial statements.

Power Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

ASSETS
Investment securities:
At cost	$ 249,978,910
At value	$ 249,978,910
Cash	47,292
Receivable for Fund shares sold	394,464
Dividends and interest receivable	121,702
Prepaid expenses and other assets	13,634
TOTAL ASSETS	250,556,002

LIABILITIES
Payable for Fund shares repurchased	285,201
Investment advisory fees payable	203,310
Fees payable to other affiliates	27,259
Distribution (12b-1) fees payable	4,226
Accrued expenses and other liabilities	35,617
TOTAL LIABILITIES	555,613
NET ASSETS	$ 250,000,389

COMPOSITION OF NET ASSETS:
Paid in capital	$ 254,989,905
Accumulated net realized loss from security transactions	(4,989,516)
NET ASSETS	$ 250,000,389

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 25,193,996
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,528,364
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.96
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (a)	$ 10.48

Class I Shares:
Net Assets	$ 224,806,393
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	22,588,085
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.95

(a) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Power Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2013

INVESTMENT INCOME
Dividends	$ 12,434,756
Interest	74,017
TOTAL INVESTMENT INCOME	12,508,773

EXPENSES
Investment advisory fees	2,553,052
Distribution (12b-1) fees: (Class A)	43,616
Administrative services fees	222,120
Non 12b-1 shareholder services fee	146,856
Transfer agent fees	60,555
Accounting services fees	60,030
Registration fees	45,001
Professional fees	27,921
Custodian fees	23,879
Compliance officer fees	16,998
Printing and postage expenses	16,935
Insurance expense	13,968
Trustees fees and expenses	4,970
Other expenses	16,887
TOTAL EXPENSES	3,252,788

NET INVESTMENT INCOME	9,255,985

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	6,425,304
Distributions of realized gains from underlying investment companies	271,422
Net change in unrealized depreciation on investments	(1,162,756)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,533,970

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 14,789,955

See accompanying notes to financial statements.

Power Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
FROM OPERATIONS
Net investment income	$ 9,255,985	$ 6,908,563
Net realized gain (loss) from security transactions	6,425,304	(11,115,288)
Distributions of realized gains from underlying investment companies	271,422	204,626
Net change in unrealized appreciation (depreciation) of investments	(1,162,756)	1,162,756
Net increase (decrease) in net assets resulting from operations	14,789,955	(2,839,343)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(720,260)	(518,195)
Class I	(8,542,515)	(6,377,166)
From net realized gains:
Class A	-	(94,431)
Class I	-	(1,112,512)
From return of capital:
Class A	(22,057)	-
Class I	(178,219)	-
Net decrease in net assets resulting from distributions to shareholders	(9,463,051)	(8,102,304)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	18,748,732	24,479,919
Class I	62,924,897	90,450,087
Net asset value of shares issued in reinvestment of distributions:
Class A	651,575	322,840
Class I	7,175,861	6,028,372
Redemption fee proceeds:
Class A	-	5
Class I	-	55
Payments for shares redeemed:
Class A	(17,714,776)	(17,060,865)
Class I	(93,176,244)	(76,580,607)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(21,389,955)	27,639,806

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,063,051)	16,698,159

NET ASSETS
Beginning of Year	266,063,440	249,365,281
End of Year *	$ 250,000,389	$ 266,063,440
*Includes undistributed net investment income of:	$ -	$ 6,790

SHARE ACTIVITY
Class A:
Shares Sold	1,859,118	2,485,849
Shares Reinvested	65,204	33,175
Shares Redeemed	(1,777,981)	(1,750,661)
Net increase in shares of beneficial interest outstanding	146,341	768,363

Class I:
Shares Sold	6,269,742	9,201,082
Shares Reinvested	718,561	621,229
Shares Redeemed	(9,283,691)	(7,807,475)
Net increase (decrease) in shares of beneficial interest outstanding	(2,295,388)	2,014,836

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2013	2012	2011 (1)
Net asset value, beginning of period	$ 9.77	$ 10.19	$ 10.00

Activity from investment operations:
Net investment income (2)	0.34	0.24	0.34
Net realized and unrealized gain
(loss) on investments	0.20	(0.40)	0.18
Total from investment operations	0.54	(0.16)	0.52
Less distributions from:
Net investment income	(0.34)	(0.22)	(0.33)
Net realized gains	-	(0.04)	-
Return of capital	(0.01)	-	-
Total distributions	(0.35)	(0.26)	(0.33)

Net asset value, end of period	$ 9.96	$ 9.77	$ 10.19

Total return (3)	5.57%	(1.45)%	5.19%	(4)

Net assets, at end of period (000s)	$ 25,194	$ 23,278	$ 16,447

Ratio of expenses to average
net assets (6)	1.50%	1.46%	1.53%	(5)
Ratio of net investment income
to average net assets (6,7)	3.31%	2.40%	4.19%	(5)

Portfolio Turnover Rate	170%	547%	259%	(4)

(1)	The Power Income Fund's Class A shares commenced operations September 14, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(4) Not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,
	2013	2012	2011 (1)
Net asset value, beginning of period	$ 9.76	$ 10.19	$ 10.00

Activity from investment operations:
Net investment income (2)	0.37	0.26	0.38
Net realized and unrealized gain
(loss) on investments	0.20	(0.39)	0.15
Total from investment operations	0.57	(0.13)	0.53
Less distributions from:
Net investment income	(0.37)	(0.26)	(0.34)
Net realized gains	-	(0.04)	-
Return of capital	(0.01)	-	-
Total distributions	(0.38)	(0.30)	(0.34)

Net asset value, end of period	$ 9.95	$ 9.76	$ 10.19

Total return (3)	5.83%	(1.23)%	5.36%	(4)

Net assets, at end of period (000s)	$ 224,806	$ 242,785	$ 232,918

Ratio of expenses to average
net assets (6)	1.25%	1.21%	1.28%	(5)
Ratio of net investment income
to average net assets (6,7)	3.65%	2.62%	4.61%	(5)

Portfolio Turnover Rate	170%	547%	259%	(4)

(1)	The Power Income Fund's Class I shares commenced operations September 14, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.
(4) Not annualized.
(5) Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The Power Income Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized on January 19, 2005 under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective.  The Fund commenced operations on September 14, 2010.

The Fund currently offers two classes of shares:  Class A shares and Class I shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.00%.  Class I shares are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Money Market Funds	$ 249,978,910	-	-	$ 249,978,910
Total	$ 249,978,910	-	-	$ 249,978,910

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund in its 2011 and 2012 tax returns or expected to be taken in its 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $313,795,441 and $581,442,595, respectively.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. W.E. Donoghue & Co., Inc. serves as the Fund’s investment advisor (the “Advisor”).  The Fund has employed Gemini Fund
Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2013, the Advisor earned advisory fees of $2,553,052.

The Fund’s advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 30, 2013, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing cost (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.25% and 2.00% for Class A and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  To date there have been no waivers or distributions under this agreement.

The Trust on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan” or the “Plan”.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. Pursuant to the plan, $43,616 in distribution fees for the Class A shares were paid during the year ended June 30, 2013.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2013, the Distributor received $81,122 in underwriting commissions for sales of Class A shares, of which $14,656 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, each to be paid quarterly, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust, each to be paid quarterly.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a "Special Meeting") is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$ 9,262,775	$ 7,995,642
Long-Term Capital Gain	-	106,662
Return of Capital	200,276	-
	$ 9,463,051	$ 8,102,304

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Unrealized	Total
Ordinary	Long-Term	Loss	Book/ Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (4,984,183)	$ -	$ (5,333)	$ (4,989,516)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales.

At June 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 4,984,183	$ -	$ 4,984,183	Non-expiring

6.   CONCENTRATION

As of June 30, 2013, the Fund had 100.0% of the value of net assets invested in Money Market Funds.

7.   NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.   SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Power Income Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Power Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 14, 2010 (commencement of operations) through June 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Power Income Fund as of June 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period September 14, 2010 (commencement of operations) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 28, 2013

POWER INCOME FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

Power Income Fund (Adviser – W.E. Donoghue & Co., Inc.) *

In connection with the regular meeting held on June 19 and 20, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., Inc. (“W.E. Donoghue”) and the Trust, on behalf of Power Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the history of the firm, noting that W.E. Donoghue was established in 1986 and is currently managing approximately $600 million in assets in various forms providing customized investment management solutions of varying strategies to separately managed accounts of individuals, corporations and institutions.  The Trustees reviewed the personnel that are responsible for servicing the Fund and noted their many years of financial industry experience with expertise in the creation of several investment strategies along with portfolio management, compliance, operations and marketing experience. The Trustees acknowledged that W.E. Donoghue has and utilizes both a strong technical trend analysis skill to track investment trends and a strong tactical asset allocation skill used to reduce risk through diversification.  In constructing and maintaining the portfolio, W.E. Donoghue provides research and analysis to the Fund utilizing technical indicators to determine when to be in high yield investments primarily through other mutual funds or ETFs.  They considered that in an attempt to mitigate risk and preserve capital in case of a decline in the high yield asset class, W.E. Donoghue also employs defensive technical indicators and will shift the underlying high yield holdings to cash or utilize hedging techniques by buying inverse mutual funds or inverse ETFs.  The Trustees also noted W.E. Donoghue analyzes and monitors the portfolio’s underlying investments from a liquidity and duration perspective.  With respect to compliance, the Trustees were pleased to learn that W.E. Donoghue monitors the Fund’s investment limitation and prospectus by utilizing and reviewing trading worksheets containing position holdings in addition to completing monthly and quarterly checklists.  The Trustees also considered the fact that a representative of W.E. Donoghue reported there has been no material compliance or litigation issues since the contract was last approved.  The Trustees determined W.E. Donoghue has a 25 year history and track record in developing investment solutions and strategies and concluded it is comfortable they will continue to provide the same high level of quality service to the Fund.

Performance.  The Trustees reviewed the Fund’s performance over the last one year and since inception for Class I shares, noting that it outperformed the Barclays Aggregate Bond Index during the one-year period with returns of 5.0% versus 3.67% for the Index.  They noted, however, the Fund underperformed the Morningstar category average (12.78%) and the peer group (10.46%) and while the Fund has had positive performance, it underperformed both the Morningstar and peer averages since inception.  They considered the Fund’s performance, overall, noting that, W.E. Donoghue expects this Fund to underperform during certain market periods and the W.E. Donoghue seeks returns over a full market cycle.  The Trustees concluded that W.E. Donoghue is having some level of success in meeting the Fund’s objective of total return with capital preservation as a secondary objective and the returns are reasonable.

Fees and Expenses.  The Trustees noted that W.E. Donoghue charges a 1.00% management fee in connection with its services to the Fund.  They noted the fee is higher than the peer group and Morningstar category averages, and while at the high end of the fee range, or in the case of the peer group equal to the highest comparable fee, the fee is within the range of advisory fees charged by such funds.  The Trustees considered that W.E. Donoghue has agreed to renew the Fund’s Operating Expense Limitation Agreement and lower the expense limitation to 1.75% for Class A and 1.50% for Class I.  After discussion, the Trustees concluded the advisory fee is reasonable.

Economies of Scale.  The Trustees noted the absence of breakpoints at this time as well as the meaningful growth of the Fund, but determined negotiating breakpoints is not yet realistic.  They further noted that W.E. Donoghue agreed to discuss breakpoints in the future as the Fund grows and to consider any recommendations of the Trustees.  They concluded to annually monitor the Fund asset levels and discuss breakpoints in the future as economies are realized.

Profitability.  The Trustees reviewed the profitability analysis provided by W.E. Donoghue.  They noted W.E. Donoghue realized a healthy profit in terms of actual dollars but agreed that, in terms of percentage, the profitability appears to be within the range of reasonable.  After discussion, the Trustees concluded that it is important to adequately incentivize W.E. Donoghue to continue to provide top-tier service, and the level of profit realized by W.E. Donoghue in connection with its relationship with the Fund was not excessive.

Conclusion.  Having requested and received such information from W.E. Donoghue as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Power Income Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

POWER INCOME FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	9 8

AdvisorOne Funds (1 2 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	9 8	AdvisorOne Funds (1 2 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

POWER INCOME FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (1 2 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information please see “Legal Proceedings” section of the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462 .

6/30/13 – NLFT

Power Income Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Power Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Power Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	1/1/2013	6/30/2013	1/1/2013 – 6/30/2013
Class A	1.47%	$1,000.00	$1,018.50	$7.36
Class I	1.23%	$1,000.00	$1,020.60	$6.16

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	1/1/2013	6/30/2013	1/1/2013 – 6/30/2013
Class A	1.47%	$1,000.00	$1,017.50	$7.35
Class I	1.23%	$1,000.00	$1,018.70	$6.16

*    Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A and 1.23% for Class I, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR

W.E. Donoghue & Co., Inc.

629 Washington Street

Norwood, MA 02062

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $13,500

2012 - $13,500

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/9/13